                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Verio Inc.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                      /s/ KPMG LLP
                                              -----------------------------
                                                          KPMG LLP


Denver, Colorado
May 11, 1999